EXHIBIT 10.4

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 4th day of September, 2009, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and DMRJ GROUP, LLC (together with its successors, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party is the holder of that certain Revolving Credit Promissory Note bearing even date herewith in the principal amount of $3,000,000 (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Note”) issued or to be issued by the Implant Sciences Corporation (“Company”) pursuant to the terms of the Credit Agreement bearing even date herewith (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”) by and between the Company, as borrower, Secured Party, as lender, and C Acquisition Corp., Accurel Systems International Corporation, and IMX Acquisition Corp. as guarantors (collectively, the “Guarantors”) and

WHEREAS, pursuant to the terms and conditions of the Credit Agreement, the Secured Party has agreed to extend a loan to the Company, repayment of which is evidenced by the Note, and

WHEREAS, in order to induce the Secured Party to enter into the Note, the Credit Agreement and the other Transaction Documents and to induce the Secured Party to make financial accommodations to the Company as provided for in the Credit Agreement, Grantors have executed and delivered to Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby unconditionally grants, assigns and pledges to Secured Party a Security Interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”):

(a) all of its Patents including those referred to on Schedule I hereto; and

(b) all Proceeds of the foregoing.

3. SECURITY FOR OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the Security Interest granted to Secured Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt (and in any event within fifteen (15) Business Days) notice in writing to Secured Party with respect to any such new patent rights.  Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing Security Interest in all Collateral, whether or not listed on Schedule I.

6. TERMINATION AND RELEASE.  Upon indefeasible payment in full in cash of the Obligations in accordance with the provisions of the Note and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Patent Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Secured Party shall execute and deliver, and authorize the filing of, appropriate termination and release statements or other documents to terminate and release such Security Interests.

7. COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8. CONSTRUCTION.  Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

9. GOVERNING LAW.  THE VALIDITY OF THIS PATENT SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[signature page follows]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

IMPLANT SCIENCES CORPORATION

By: /s/ Glenn D. Bolduc
Name: Glenn D. Bolduc
Title: President

C ACQUISITION CORP.

By: /s/ Glenn D. Bolduc
Name: Glenn D. Bolduc
Title: President

ACCUREL SYSTEMS INTERNATIONAL CORPORATION

By: /s/ Glenn D. Bolduc
Name: Glenn D. Bolduc
Title: President

IMX ACQUISITION CORP.

By: /s/ Glenn D. Bolduc
Name: Glenn D. Bolduc
Title: President

ACCEPTED AND ACKNOWLEDGED BY:

DMRJ GROUP, LLC, as Secured Party

By: /s/ David Levy
Name: David Levy
Title:

{M0104992.1 }[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

130355.01002/21806358v.1